                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                         CITIZENS FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                         CITIZENS FINANCIAL CORPORATION
                           The Marketplace, Suite 300
                             12910 Shelbyville Road
                           Louisville, Kentucky 40243


                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

                           Meeting Date: May 25, 2000

Dear Shareholder:

         You are cordially invited to attend this year's Annual Meeting of Shareholders of Citizens Financial Corporation.

DATE:             Thursday, May 25, 2000

TIME:             4:00 p.m., EDT (Louisville time)

PLACE:            The Marketplace, Suite 300
                  12910 Shelbyville Road
                  Louisville, Kentucky 40243

PROPOSALS:        The following proposals are on the agenda for action by
                  shareholders at the Annual Meeting:

                  1. To elect eight directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify; and

                  2. To transact such other business as may properly come before the meeting.

RECORD DATE:      The close of business on April 21, 2000, is  the  record  date for determining shareholders entitled to notice of and to vote at the meeting.

         Whether or not you plan to attend the meeting, please sign, date and promptly return the enclosed proxy. You may attend the Annual Meeting even though you have executed a proxy. If for any reason you desire to revoke your proxy, you may do so at any time before the voting as described in the accompanying proxy statement.

                                         By Order of the Board of Directors,


                                         DARRELL R. WELLS
                                           PRESIDENT AND CHIEF
                                           EXECUTIVE OFFICER
April 28, 2000


                              PLEASE VOTE PROMPTLY

                         CITIZENS FINANCIAL CORPORATION
                           THE MARKETPLACE, SUITE 300
                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Citizens Financial Corporation. These proxies will be voted at the Annual Meeting of Shareholders of Citizens
Financial on Thursday, May 25, 2000, beginning at 4:00 p.m, EDT. The Annual Meeting will be held at The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky.

         Your vote is important. Please complete, date and sign the accompanying proxy card and return it in the postage-paid return envelope that has been provided so you can be sure your shares are represented at the Annual Meeting.

         This proxy statement provides information about Citizens Financial, the proposals on the agenda for the Annual Meeting and this proxy solicitation. As used in these materials, the terms "we", "our", "Citizens Financial" and the "Company" refer to Citizens Financial Corporation. This proxy statement and the enclosed proxy card are first being sent to shareholders on or about April 28, 2000.


                                     VOTING

         VOTING RIGHTS. You are entitled to notice of the Annual Meeting and to vote your Class A Stock if our records showed that you owned your shares as of the close of business on April 21, 2000. As of the close of business on that date, there were 1,761,415 shares of Class A Stock outstanding and entitled to vote. Each share of Class A Stock has one vote on all matters coming before the Annual Meeting other than the election of directors. In the election of directors, you are entitled under Kentucky law to exercise "cumulative" voting rights. This means that you are entitled to cast as many votes as equals the number of shares you own multiplied by the number of directors to be elected, and you may cast all your votes for a single nominee or distribute them among nominees in any manner you desire.

         USING A PROXY CARD TO VOTE. If you hold your shares in your own name as a holder of record, you may indicate on the enclosed proxy card how you want your shares voted and sign, date and mail the proxy card in the postage-paid envelope that we have provided to you. The persons named on the proxy card will vote your shares in accordance with those instructions. If you give us a proxy card without giving specific voting instructions, your shares will be voted for the director nominees. We are not aware of any other matters to be presented at the Annual Meeting except for those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, the persons named on the proxy card will have discretionary authority to vote your shares, and will vote your shares in accordance with the recommendations of the Board of Directors. If the meeting is adjourned, they may vote your shares on the new meeting date as well, unless you revoke your proxy. Shares represented by proxies received may be voted cumulatively.

         If your Class A Stock is held in "street name," the broker, bank or other nominee holding your shares will send you directions you must follow in order to provide it with instructions on how to vote your shares.

         HOW TO REVOKE YOUR PROXY. If you complete and mail in the proxy card before the Annual Meeting, you may revoke the proxy at any time before it is voted. You may revoke the proxy by (1) delivering written notice of revocation to the Secretary of Citizens Financial or (2) delivering a later dated proxy or
(3) voting in person at the Annual Meeting.

         VOTES REQUIRED. To transact business at the Annual Meeting, a majority of the outstanding Class A Stock entitled to vote must be represented at the meeting in person or by proxy. If you have returned a properly executed proxy card or attend the meeting in person, your Class A Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. A "broker non-vote" can occur if shares are held by a broker, bank or other nominee who does not have authority to vote on a particular matter. Like abstentions, broker non-votes will be counted for quorum purposes. We do not count abstentions or broker non-votes as votes for or against a proposal. As a result, they will not affect the outcome of the vote on the election of directors. In the election of directors, the eight nominees receiving the greatest number of votes will be elected directors at the Annual Meeting.



--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

YOU MAY SAVE US THE EXPENSE OF A SECOND MAILING BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                               AND MANAGEMENT

         The following table reflects the beneficial ownership of our Class A Stock, as of April 21, 2000 [i] by the only person we know to own beneficially more than five percent (5%) of our Class A Stock, [ii] by each of our directors, [iii] by each of the named officers reflected in the Summary Compensation Table and [iv] by our directors and all of our executive officers as a group. Unless otherwise indicated, we believe that each person named or included below has the sole voting and investment power with respect to the amount of Class A Stock listed.


                                                           OWNERSHIP OF CLASS A STOCK
                                                                                  PERCENT OF
      SHAREHOLDER                                    SHARES                         CLASS

Darrell R. Wells<F1>
Suite 310, 4350 Brownsboro Road
Louisville, Kentucky  40207                          955,322<F2>                    54.24%

John H. Harralson, Jr.                               12,468                            *
Lane A. Hersman                                       3,700                            *
Frank T. Kiley                                       24,303                          1.38%
Charles A. Mays                                       2,500                            *
Earle V. Powell                                      16,465                            *
Thomas G. Ward                                       24,169                          1.37%
Margaret A. Wells<F1>                               955,322<F2>                     54.24%
Brent L. Nemec                                         0                               *
Stephen L. Marco                                        100                            *
Robert N. Greenwood                                   2,979                            *
14 Directors and Executive Officers as a Group    1,042,663                         59.19

------------------
*    Less than 1%.
<F1> Darrell R. Wells is the  husband of  Margaret  A. Wells.  Under the federal securities laws, a person is presumed to be the beneficial owner of securities held by members of the person's immediate family sharing the same household. Accordingly, the shares reported as beneficially owned by Mr. Wells and Ms. Wells are the same shares.

<F2> Mr. Wells shares voting and investment  power with respect to 67,315 shares of the Class A Stock. Frank T. Kiley, who beneficially owns 24,303 shares of the Class A Stock, may be deemed to be affiliated with Mr. Wells for certain purposes.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, a full Board of Directors will be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualify. Under the Company's Bylaws, the Board of Directors consists of eight (8) persons.

        The persons named on the enclosed proxy card intend to vote the proxies for the election of each of the eight nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees, subject to the matters described in "Discretionary Authority in Election of Directors," below. The Board of Directors has nominated John H. Harralson, Jr., Lane A. Hersman, Frank T. Kiley, Charles A. Mays, Earle V. Powell, Thomas G. Ward, Darrell R. Wells and Margaret A. Wells for election as directors. All of the nominees were elected at the 1999 Annual Meeting of Shareholders and in previous years as shown in the following table. The terms of all present directors will expire at the conclusion of the election of directors at the Annual Meeting. All of the nominees have agreed to serve if elected. If there are more nominees at the Annual Meeting than there are directorships, the nominees receiving the highest number of votes will be elected to the available directorships.



                                                  DIRECTOR                   PRINCIPAL OCCUPATION(S) OR
          NAME, AGE, AND PRESENT                   OF THE                       EMPLOYMENT(S) DURING
        POSITIONS WITH THE COMPANY                COMPANY                      PAST FIVE OR MORE YEARS
    AND THE INSURANCE SUBSIDIARIES <F1>            SINCE                    AND CERTAIN DIRECTORSHIPS<F2>


John H. Harralson, Jr.                              1990          Publisher, Southern Publishing d/b/a The Voice
72                                                                Tribune (suburban newspaper publishing),
Director of the Company                                           Louisville, Kentucky
and the Insurance Subsidiaries

Lane A. Hersman                                     1995          Present principal positions with the Company and
48                                                                Citizens Security since July, 1995; formerly
Executive Vice President and Chief                                senior financial management positions with the
Operating Officer and Director of the                             Company since 1991 and Citizens Security since
Company; President and Chief Executive                            1988
Officer and Director of the Insurance
Subsidiaries

Frank T. Kiley                                      1990          Principal, Security Management Company
53                                                                (investments and investment management),
Director of the Company                                           Louisville, Kentucky

Charles A. Mays                                     1994          Executive Vice President and Chief Financial
61                                                                Officer, Commonwealth Bank and Trust Company,
Director of the Company                                           Louisville, Kentucky
and the Insurance Subsidiaries

Earle V. Powell                                     1990          Retired; Trustee, Kentucky Teachers Retirement
83                                                                Board
Director of the Company
and the Insurance Subsidiaries

Thomas G. Ward                                      1990          President, Third Kentucky Cellular Corporation
62                                                                (telecommunications), Lexington, Kentucky;
Director of the Company                                           President, Texas 5 Corporation
and the Insurance Subsidiaries                                    (telecommunications), Lexington, Kentucky

Darrell R. Wells                                    1990          General Partner, Security Management Company
57                                                                (investments and investment management),
President and Chief Executive Officer,                            Louisville, Kentucky.  Director, Churchill Downs
Director and Chairman of the Board of the                         Incorporated and Jundt Growth Fund
Company

Margaret A. Wells                                   1993          Homemaker and civic volunteer
53
Director of the Company


-------------------------
<F1> The Company's  Insurance Subsidiaries are Citizens  Security Life Insurance
Company ("Citizens Security"), the Company's corporate predecessor; United Liberty Life Insurance Company ("United Liberty"); and Kentucky Insurance Company ("Kentucky Insurance").

<F2>  Directorships  in  publicly-held  companies  other  than the  Company,  in registered investment companies and, in the case of certain directors, other organizations deemed material by them.

                          BOARD MEETINGS AND COMMITTEES

         Our Board of Directors held five meetings during 1999. Each of the directors attended at least 75% of the total number of meetings of the Board and the committees on which such director served.

         Our Board of Directors has delegated certain functions to standing committees of the Board including the Executive and Audit committees. We have not established standing nominating or compensation committees or committees performing similar functions.

THE EXECUTIVE COMMITTEE:   Held two meetings in 1999.

         CURRENT MEMBERS:  Messrs. Wells, Hersman,  Kiley and Mays.

         FUNCTIONS:        This committee  is authorized to perform  all  of the
                           functions of the Board except as limited by the Company's Articles of Incorporation and Bylaws and by certain provisions contained in the resolution of the Board creating the Executive Committee.

THE AUDIT COMMITTEE:       Held one meeting during 1999.

         CURRENT MEMBERS:  Ms. Wells and Messrs. Harralson, Kiley, Mays, Powell,
                           Ward and  Wells.

         FUNCTIONS:        This committee  makes  recommendations  to  the Board
                           with  respect  to  the   selection   of   independent
                           accountants;  the  review and scope of  internal  and
                           independent  audit   arrangements;   the  independent
                           accountants'  suggestions for strengthening  internal
                           accounting  controls;   matters  of  concern  to  the
                           Committee, the independent accountants, or management
                           relating to our financial statements or other results
                           of  the  annual   audit;   the  review  of   internal
                           accounting procedures and controls with our financial
                           and  accounting  staff;  and the review of  financial
                           statements   and  other   financial   information  we
                           publish.

                DISCRETIONARY AUTHORITY IN ELECTION OF DIRECTORS

         We expect each nominee for election as a director to serve if elected. If any nominee is not able to serve, the persons named on the proxy card, or their substitutes, reserve the right to vote for a substitute nominee selected by our Board of Directors. In addition, if any shareholder or shareholders vote their shares for the election of a director or directors other than the nominees named above, the persons named on the proxy card, or their substitutes, reserve the right to vote cumulatively for some number less than all of the nominees named above or any substitute nominees, as they may choose.

         If for any reason more than eight (8) people are to be elected to our Board of Directors, the persons named on the proxy card, or their substitutes, may not vote for more than eight (8) nominees. If for any reason less than eight
(8) persons are to be elected directors, they reserve the right to vote such shares for a reduced number of nominees from among those named above, or any substitute nominees.

                              DIRECTOR COMPENSATION

         Each member of the Board of Directors who is not a full-time employee of the Company or its subsidiaries or who is not otherwise compensated as such receives a fee of $1,900 per quarter if he or she attends all meetings of the Board of Directors. Five hundred dollars is deducted from each quarterly payment for each meeting missed by the director for that quarter.

                        EXECUTIVE OFFICERS OF THE COMPANY

         Our executive officers, as listed below, are elected annually to their executive offices and serve at the pleasure of our Board of Directors.





                                   PRESENT POSITIONS WITH THE COMPANY        PRINCIPAL OCCUPATION(S) OR EMPLOYMENT(S)
    NAME/AGE                         AND THE INSURANCE SUBSIDIARIES <F1>          DURING PAST FIVE OR MORE YEARS


Darrell R. Wells                  President and Chief Executive Officer,     General Partner, Security Management
57                                Director and Chairman of the Board of      Company (investments and investments
                                  the Company                                management), Louisville, Kentucky

Lane A. Hersman                   Executive Vice President and Chief         Present principal positions with the
48                                Operating Officer and Director of the      Company and with Citizens Security
                                  Company; President and Chief Executive     since July, 1995; formerly senior
                                  Officer and Director of the Insurance      financial management positions with
                                  Subsidiaries                               the Company since 1991 and with
                                                                             Citizens Security since 1988

Robert N. Greenwood               Vice President, Operations, of the         Present position with the Company
65                                Company; Senior Vice President,            since 1992 and with Citizens Security
                                  Operations, of Citizens Security and       since 1989
                                  United Liberty

James L. Head                     Vice President, Administration, of the     Present positions with the Company
66                                Company; Senior Vice President,            since 1992 and with Citizens Security
                                  Administration, of Citizens Security and   since 1990
                                  United Liberty

Stephen L. Marco                  Vice President and Chief Actuary of the    Present positions with the Company
49                                Company; Senior Vice President and Chief   since 1993 and with Citizens Security
                                  Actuary of Citizens Security and United    since 1992
                                  Liberty

Paul M. Marquess                  Vice President, Agency, of the Company;    Present positions with the Company
62                                Senior Vice President, Agency, of          and Citizens Security since 1996;
                                  Citizens Security and United Liberty       formerly Manager, Management
                                                                             Development, Agency Group, Providian
                                                                             Corporation (insurance holding
                                                                             corporation)

Brent L. Nemec                    Vice President, Accounting and Chief       Present positions with the Company
45                                Financial Officer, and Treasurer of the    and Citizens Security since 1996;
                                  Company; Senior Vice President,            formerly Second Vice President,
                                  Accounting and Chief Financial Officer,    Financial Reporting, Agency Group,
                                  and Treasurer of the Insurance             Providian Corporation (insurance
                                  Subsidiaries                               holding corporation)

Tonya G. Crawford                 Vice President, Pre-Need, of the Company   Present position with the Company
37                                and Senior Vice President, Pre-Need of     since February, 1999 and with
                                  Citizens Security and United Liberty       Citizens Security since November,
                                                                             1998; formerly Director of Operations
                                                                             of United Liberty (acquired by
                                                                             Citizens Security in 1998)

-------------------------

<F1> The Company's  Insurance Subsidiaries are Citizens  Security Life Insurance
Company ("Citizens Security"), the Company's corporate predecessor; United Liberty Life Insurance Company ("United Liberty"); and Kentucky Insurance Company ("Kentucky Insurance").

                             EXECUTIVE COMPENSATION

         The following table provides a profile of our executive compensation and shows, among other things, salaries and bonuses paid during the last three years for our President and Chief Executive Officer and each of the four other most highly compensated executive officers of the Company.


                                                   SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION

                                                                                  OTHER
      NAME AND PRINCIPAL POSITIONS                                                ANNUAL            ALL OTHER
            WITH THE COMPANY                YEAR       SALARY       BONUS      COMPENSATION      COMPENSATION<F3>

Darrell R. Wells, President and Chief       1999        $      0     $    0         $0                $    0
Executive Officer and Chairman of the       1998        $      0     $    0         $0                $    0
Board<F1>                                   1997        $      0     $    0         $0                $    0

Lane A. Hersman, Executive Vice             1999        $118,412     $1,000         $0<F2>            $3,673
President and Chief Operating Officer       1998        $109,779     $    0         $0<F2>            $2,933
and Director                                1997        $108,354     $    0         $0<F2>            $2,276

Brent L. Nemec, Vice President,             1999        $103,289     $1,000         $0                $3,131
Accounting and Chief Financial Officer      1998        $ 96,208     $    0         $0                $2,578
and Treasurer                               1997        $ 94,700     $    0         $0                $1,985

Stephen L. Marco                            1999        $101,816     $1,000         $0                $3,450
Vice President and Chief Actuary            1998        $ 94,946     $    0         $0                $2,544
                                            1997        $ 93,701     $    0         $0                $1,962

Robert N. Greenwood                         1999        $100,924     $1,000         $0                $3,124
Vice President, Operations                  1998        $ 94,362     $    0         $0                $2,516
                                            1997        $ 93,126     $    0         $0                $1,937

-------------------------

<F1> Mr. Wells has not received any salary or bonus for serving as an officer in a part-time capacity.

<F2> Other Annual  Compensation  consists of personal use of an automobile.  The aggregate cost to us of such personal benefits did not exceed the lesser of $50,000 or 10% of the annual salary received by Mr. Hersman.

<F3> The amounts shown in this column  represent  Company  contributions  to the
Company's 401(k) plan and term life insurance premiums, as follows:


                            Mr. Wells         Mr. Hersman          Mr. Nemec         Mr. Marco      Mr. Greenwood

401(K)
     1999                       $0               $2,235              $1,870            $1,924           $1,907
     1998                       $0               $1,556              $1,363            $1,345           $1,337
     1997                       $0               $1,083              $  947            $  937           $  931

LIFE INSURANCE PREMIUMS
     1999                       $0               $1,438              $1,261            $1,526           $1,217
     1998                       $0               $1,377              $1,215            $1,199           $1,179
     1997                       $0               $1,193              $1,038            $1,025           $1,006


                              EMPLOYMENT AGREEMENTS

         Mr. Hersman, Mr. Marco and Mr. Greenwood have employment agreements with the Company and Citizens Security that provide for a severance payment of one year's current salary unless such officer is terminated by reason of death, voluntary resignation, or because such officer was terminated for "cause" as described in the employment agreements.

               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors, other than Mr. Hersman, sets the compensation and benefits of executive officers of the Company at one of its meetings held after completion of the Company's financial statements for the preceding year. The Board has not adopted a formal compensation policy and does not regularly employ compensation consultants. In 1999, the only material component of executive officer compensation was salary, in addition to benefits generally available to all employees. The decision process begins with a salary proposal by Mr. Hersman for each executive officer. In general, the Board intends that salary levels will be near the median for executives with comparable responsibilities at comparable companies in the insurance industry, although reliable industry data is difficult to obtain, and that they will be competitive with other opportunities available to Company executives. Salaries are indirectly related to corporate performance in that improved Company performance improves the climate for annual salary increases, but no portion of executive salaries is contingent upon meeting specific criteria. The Company has not adopted a bonus plan or other incentive compensation plan, other than the 1999 Stock Option Plan. No options have as yet been granted under the Plan.

         Mr. Wells, the Company's president and chief executive officer, does not receive any salary or bonus or benefits generally provided to employees of the Company. Mr. Wells is the Company's largest beneficial shareholder and has responsibilities for various other businesses not otherwise connected with the Company.

                                                      John H. Harralson, Jr.
                                                      Frank T. Kiley
                                                      Charles A. Mays
                                                      Earle V. Powell
                                                      Thomas G. Ward
                                                      Darrell R. Wells
                                                      Margaret A. Wells


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% owners to file reports of holdings and transactions in our shares with the SEC. Based on our records and other information, we believe that our directors, executive officers and 10% owners met all applicable SEC filing requirements in 1999.


                                PERFORMANCE GRAPH

         This graph compares our total shareholder returns with like data for the Russell 2000 Index and the Center for Research in Securities Prices Total Return Industry Index for Nasdaq Insurance Stocks. The graph assumes $100 invested at the per share closing price of the Class A Stock on the Nasdaq SmallCap Market on December 31, 1994, in Citizens Financial and each of the indices. All data assumes reinvestment of dividends. The Company has not historically paid dividends.

                        [Performance Graph appears here]




                                    1994          1995           1996          1997          1998          1999
                                    ----          ----           ----          ----          ----          ----

Citizens Financial                $100.00        $105.94       $105.00       $120.00       $165.00       $220.00

Russell 2000 Index                $100.00        $128.44       $149.63       $183.09       $178.43       $216.35

Nasdaq Insurance Index            $100.00        $142.05       $161.92       $237.52       $211.58       $164.29


                  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                                  PARTICIPATION

         The members of the Board of Directors participating in executive compensation decisions are John H. Harralson, Jr., Frank T. Kiley, Charles A. Mays, Earle V. Powell, Thomas G. Ward, Darrell R. Wells and Margaret A. Wells. Mr. Wells is a current executive officer of the Company and Mr. Powell was president of Citizens Security until his retirement in 1989.

         Mr. Wells has responsibilities for other businesses including those that employ Mr. Kiley and Mr. Mays, and either determines or participates in the determination of the compensation received by them from their respective employers.

         Mr. Wells and Mr. Kiley are affiliated with other entities that are involved in continuing transactions with the Company. These transactions are described in the next section.


                  CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND
                               EXECUTIVE OFFICERS

         Darrell R. Wells, the Company's president and chief executive officer, provides us with securities portfolio management services under contracts with us and our insurance subsidiaries through SMC Advisors, Inc., an investment advisor entity of which he is the principal officer, a director, and the sole shareholder. The contracts with SMC Advisors provide for us to pay annual fixed fees plus incentive compensation equal to five percent (5%) of any net gain from net realized and net unrealized capital gains and losses in the bond and stock portfolios of the Company and our individual insurance subsidiaries during each year. The fees we incurred under these contracts last year were as follows: fixed fees of $39,000 (0.03% of average cash and invested assets for the year); and incentive fees of $617,524 (0.54% of average cash and invested assets for the year) on realized and unrealized capital gains of $12,350,480. Any excess of net realized and unrealized capital losses over net realized and unrealized capital gains at the end of a year is not carried forward to the next year. The contracts provide for automatic renewal for successive one-year periods unless we or SMC Advisors notifies the other, at least 30 days prior to the end of the contract period, that we or it intends to terminate the contract. The contracts have been renewed for 2000. The contracts are also subject to termination in certain events of default or insolvency. Portfolio investments are limited to investments that comply with the Kentucky Insurance Code and regulations and the overall investment policies of the Company and our insurance subsidiaries.

         Insurance laws require the Company to deposit portions of its assets in bank custodial accounts for the protection of policyholders. The Company's principal custodian for such statutory deposits and other assets is Shelby County Trust Bank, which is controlled by Mr. Wells. The fees we pay the bank are based on the amount of assets held. In 1999, we paid $85,396 in fees to the bank. Mr. Kiley is a director of the bank.

         Our subsidiary Corporate Realty Service, Inc. manages our home office building, as well as two office buildings owned by partnerships controlled by Mr. Wells. These partnerships pay management fees to Corporate Realty Service based upon a percentage of rental income and leasing commissions according to a prescribed schedule, and also reimburse certain salary expenses of Corporate Realty Service. During 1999, the partnerships paid Corporate Realty Service $52,674 in management fees, $21,030 in leasing commissions and $40,924 in salary reimbursement. Mr. Kiley also owns interests in the partnerships.


                                  OTHER MATTERS

         We are not aware of any other matters requiring a vote of shareholders at the Annual Meeting (except for procedural matters), and we do not expect any such other matters to arise. If, however, any such other matters are presented, the persons named on the enclosed proxy card, or any substitutes, will vote on these matters according to their judgment of the best interests of the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On November 10, 1999, our Board of Directors approved the appointment of Ernst & Young, LLP as our independent public accountants and auditors of our financial statements for the year ending December 31, 1999. Ernst & Young, LLP has conducted the audits of the Company since its organization in 1990 and has conducted the audits of our predecessor Citizens Security since 1989. The Board of Directors ordinarily selects our independent certified public accountant and auditor in the last half of the year. It has not yet made a selection for the current year.

         We expect that a representative of Ernst & Young, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.


                              FINANCIAL STATEMENTS

         Our most recent annual financial statements are contained in the 1999 Annual Report to Shareholders, which may be enclosed with this proxy statement. You may obtain additional copies of the Annual Report by writing to the President, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243. Although enclosed, you should not consider the Annual Report and such financial statements as part of this proxy statement because we do not consider the information contained in the Annual Report or financial statements material for purposes of exercising your judgment regarding the matters considered at the May 25, 2000 meeting.


                            PROPOSALS BY SHAREHOLDERS

         If you wish to include a proposal in the Board of Directors' proxy statement and form of proxy for presentation at the 2001 Annual Meeting of Shareholders, your proposal must be received by the Company not later than December 29, 2000. Any other proposal that you intend to bring before the 2001 Annual Meeting of Shareholders must be received by the Company not later than March 14, 2001. All such proposals should be sent to the Secretary of the Company at The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243.


                               GENERAL INFORMATION

         Our Board of Directors is conducting this solicitation of proxies primarily by mail. We will bear the costs of the solicitation, which may include reimbursement to brokerage firms and others for expenses involved in forwarding this solicitation material for the Annual Meeting to you and other shareholders on our behalf. Certain officers, directors, and regular employees of the Company may also solicit proxies on behalf of the Board of Directors by means of telephone calls, personal interviews, and mail at no additional expense to the Company, except any actual out-of-pocket communications charges that, if incurred, are not expected to exceed $500.

         Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

                                      By Order of the Board of Directors,



                                      DARRELL R. WELLS
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           APPENDIX TO PROXY STATEMENT
                               FORM OF PROXY CARD

                                     (Front)

PROXY

                         CITIZENS FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR SHAREHOLDERS MEETING ON MAY 25, 2000


         The undersigned hereby appoints James L. Head and Len E. Schweitzer and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2000 Annual Meeting of Shareholders of Citizens Financial Corporation to be held at the office of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky on Thursday, May 25, 2000 at 4:00 p.m. Eastern Daylight Time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:


         1.       ELECTION OF DIRECTORS
                  Nominees: John H. Harralson, Jr., Lane A. Hersman, Frank T. Kiley, Charles A. Mays, Earle V. Powell, Thomas G. Ward, Darrell R. Wells and Margaret A. Wells.

                  [ ] VOTE FOR all nominees  listed above,  except vote withheld from the following nominees (if any):

                   -------------------------------------------------------------

                  OR

                  [ ] VOTE WITHHELD from all nominees listed above.

         2.       OTHER MATTERS
                  In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to its conduct.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1, WITH THE DISCRETIONARY AUTHORITY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE

                                     (Back)


                                          Dated:_________________________, 2000
PLEASE SIGN EXACTLY AS
NAME APPEARS BELOW                        ____________________________Signature

                                          ____________________________Signature

                                          (JOINT OWNERS SHOULD EACH SIGN.
                                          ATTORNEYS-IN-FACT, EXECUTORS,
                                          ADMINISTRATORS, CUSTODIANS, PARTNERS,
                                          OR CORPORATION OFFICERS SHOULD GIVE
                                          GIVE FULL TITLE).





                    PLEASE DATE, SIGN, AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.
                        NO POSTAGE IS NECESSARY IF MAILED
                              IN THE UNITED STATES.